THE AMERICAN HERITAGE FUND, INC.

                                                       [LOGO]

                                                       1370 Avenue of the
                                                       Americas
                                                       New York, N.Y. 10019
Heiko Thieme                                           Tel: (212) 397-3900
Chairman                                               Fax: (212) 397-4036

January 29, 2001

To our valued shareholders:

The year 2000 started with a bang, which lasted throughout most of the first quarter. The subsequent sell-off, however, was equally sobering. Volatility and high volume became a trademark for most of the year. The American Heritage Fund was unable to escape the dramatic up and downs of Wall Street. While the fund was among the best during the first ten weeks, the subsequent decline was that much more painful. Even though we reduced some of our core holdings, net redemptions did not allow us to diversify sufficiently to broaden the overall scope of our investments. We still believe that our concentration on very few stocks holds promise, which hopefully can be realized later on this year. The patience of our investors, including me, has been tested enough.

While at the start of 2001 the American economy is not only faced with the change of government, but also with the possibility of a recession, the Federal Reserve has already acted swiftly with the first of what I believe will be several interest rate cuts. Later on this year, we expect a promising turnaround in the stock market, in which we would like to participate. In general, we would expect the Standard & Poor's 500 Index to recover not only the losses of last year but to reach a new high. The same should apply for the Dow Jones Index while the technology-driven over-the-counter market will not see its record levels of March last year, but I expect it will at least show a decent recovery period.

Our expense ratio is carefully monitored, but will always be a function of the size of the Fund. The New Year started promising for the American Heritage Fund being again one of the top performing funds. However, past experience has taught us not to brag about it but endeavor to maintain the momentum throughout this year. We again plan a conference call at the beginning of the second quarter on Thursday, April 5th, at 4:30 p.m. EST. I intend to discuss our strategy in detail and will take your questions. The toll-free number is 1-877-809-5131.

Thank you for your confidence and patience.

Yours sincerely,

/s/ Heiko Tieme

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 2000
                                  (Unaudited)
---------------------------------------------------------

                     ASSETS
Investments in securities, at
  value (cost $11,872,754) (Note
  3)..............................  $  2,577,973
Receivable for securities sold....        40,079
Receivable for dividends and
  interest........................         6,443
Other assets......................         6,200
                                    ------------
  TOTAL ASSETS....................     2,630,695
                                    ------------
                  LIABILITIES
Payable to custodian..............        27,381
Payable for capital stock
  reacquired......................           441
Accrued advisory fees.............         2,993
Accrued expenses and other
  payables........................        22,723
                                    ------------
  TOTAL LIABILITIES...............        53,538
                                    ------------
Commitments & Contingencies.......            --
                   NET ASSETS
Net Assets (equivalent to $0.22
  per share based on 11,857,832
  shares of capital stock
  outstanding)....................  $  2,577,157
                                    ============
Composition of net assets:
Shares of capital stock...........  $    118,578
Paid in capital...................    59,395,672
Accumulated distributions in
  excess of net investment
  income..........................    (4,026,892)
Accumulated net realized loss on
  investment transactions.........   (43,615,420)
Net unrealized depreciation of
  investments.....................    (9,294,781)
                                    ------------
     NET ASSETS,
       November 30, 2000..........  $  2,577,157
                                    ============


---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               NOVEMBER 30, 2000
                                  (Unaudited)
---------------------------------------------------------

                                 Number of
                                  Shares       Value
-------------------------------------------------------
           COMMON STOCKS & WARRANTS - 99.16%
BANKING & FINANCE - 0.00%
Kouri Capital Group, Inc.*+....   200,000    $        0
                                             ----------
BIOTECHNOLOGY - 83.82%
Direct Therapeutics, Inc.*+....   160,000        48,000
Senetek PLC Sponsored
  ADR*(+)......................  1,733,000    2,112,094
                                             ----------
                                              2,160,094
                                             ----------
BUSINESS EQUIPMENT - 0.54%
Xerox Corp.....................     2,000        13,875
                                             ----------
COMMUNICATION & EQUIPMENT - 0.00%
Millicom International Cellular
  S.A. Rights*(+)+.............    27,100             0
                                             ----------
COMPUTER EQUIPMENT & SOFTWARE - 0.25%
Western Digital Corp*..........     2,000         6,500
                                             ----------
CONSUMER PRODUCTS - 1.33%
Group Sense International
  Ltd.*........................   440,000        15,232
Philip Morris Companies,
  Inc..........................       500        19,094
                                             ----------
                                                 34,326
                                             ----------
ENTERTAINMENT & LEISURE - 0.00%
Gold Star International, Inc
  Units*(+)+...................     5,000             0
                                             ----------
MEDICAL TECHNOLOGY - 11.64%
A D M Tronics Unlimited,
  Inc.*........................ 2,000,000       300,000
Medtrack, Inc.*+...............   300,000             0
                                             ----------
                                                300,000
                                             ----------
RADIO - 1.56%
Sirius Satellite Radio, Inc*...     1,250        40,156
                                             ----------
RETAILERS - 0.02%
Massimo da Milano, Inc.(+).....   124,322           522
                                             ----------
TOTAL COMMON STOCKS & WARRANTS
  (Cost 11,722,754)............               2,555,473
                                             ----------

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               NOVEMBER 30, 2000
                           (Unaudited) -- (Continued)
---------------------------------------------------------

                                 Number of
                                  Shares       Value
-------------------------------------------------------
               PREFERRED STOCKS - 0.00%
Medtracks Inc Pf B+ (Cost
  $0)..........................    30,000    $        0
                                             ----------
                                 Par Value
                                 ---------
                BONDS AND NOTES - 0.65%
International Fast Food G-Bond
  9%, due 12/15/2007 (Cost
  $150,000)....................  $150,000        22,500
                                             ----------
TOTAL SECURITIES
(Cost $11,872,754).............              $2,577,973
                                             ==========

  *  Non-income producing security.
(+)  Foreign security.
  +  Illiquid security.
ADR -- American Depository Receipt

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                            STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000
                                  (Unaudited)
---------------------------------------------------------

INVESTMENT INCOME:
Dividends...........................  $   2,357
Interest............................      7,098
                                      ---------
TOTAL INVESTMENT INCOME.............      9,455
                                      ---------
EXPENSES:
Advisory fees (Note 2)..............     23,898
Administration fees.................     16,444
Transfer agent fees.................     15,041
Registration fees and expenses......      6,017
Directors fees......................      5,014
Audit fees..........................     21,058
Insurance...........................     20,430
Custody fees........................      3,259
Legal fees..........................     20,055
Printing and postage expense........     10,781
Rent................................     15,041
Fund accounting fees................     16,294
Miscellaneous.......................      1,438
                                      ---------
TOTAL EXPENSES......................    174,770
                                      ---------
Investment loss -- net..............   (165,315)
                                      ---------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS: (Note 3)
Net realized loss on securities
  transactions......................   (402,170)
Net increase in unrealized
  depreciation on investments.......    (46,928)
                                      ---------
Net loss on investments.............   (449,098)
                                      ---------
Net decrease in net assets resulting
  from operations...................  $(614,413)
                                      =========

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------

                               FOR THE SIX      FOR THE YEAR
                              MONTHS ENDED         ENDED
                            NOVEMBER 30, 2000   MAY 31, 2000
                            -----------------   ------------
                               (Unaudited)
DECREASE IN NET ASSETS FROM
   OPERATIONS:
Investment loss -- net....     $ (165,315)       $ (337,560)
Net realized gain (loss)
  from investment
  transactions............       (402,170)          765,288
Net increase in unrealized
  depreciation on
  investments.............        (46,928)         (468,807)
                               ----------        ----------
Net decrease in net assets
  resulting from
  operations..............       (614,413)          (41,079)
                               ----------        ----------
Distributions to
  shareholders from --
  Investment
    income -- net.........              0                 0
  Net realized gains on
    investments...........              0                 0
  Return of capital.......              0                 0
Capital share
  transactions............       (282,196)         (833,568)
                               ----------        ----------
  Net decrease in net
    assets................       (896,609)         (874,647)
NET ASSETS:
Beginning of period.......      3,473,766         4,348,413
                               ----------        ----------
End of period (including
  undistributed net
  investment loss of
  $4,026,892 and
  $3,861,577,
  respectively)...........     $2,577,157        $3,473,766
                               ==========        ==========

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 2000
                                  (Unaudited)
---------------------------------------------------------
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
The American Heritage Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Significant accounting principles of the Fund are as follows:

SECURITY VALUATIONS
The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on the exchange, market value is based on the latest bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the trading day. Securities for which market quotations are not readily available are valued as the Board of Directors or a committee composed of members of the Board of Directors, in good faith determines.

FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

OPTION WRITING
When the Fund sells an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from the sales of securities. The difference between the
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 2000
                           (Unaudited) -- (Continued)
---------------------------------------------------------
premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, are also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis.

NOTE 2. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives a fee of 1.25% of the Fund's first $100 million average net asset value and 1% of such value on any additional net assets, computed daily and payable monthly. For the six months ended November 30, 2000, AHMC received $23,898 in investment advisory fees. Heiko H. Thieme is the Fund's Chairman of the Board of Directors,

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 2000
                           (Unaudited) -- (Continued)
---------------------------------------------------------
Chief Executive Officer and Secretary. Heiko H. Thieme is also the Chairman of the Board of Directors, Chief Executive Officer and Secretary of AHMC, of which he owns 100% of the outstanding shares.

The Fund has agreed to reimburse AHMC for office space utilized by the Fund. For the six months ended November 30, 2000, the Fund reimbursed AHMC $15,041 for the use of its office space.

AHMC is also reimbursed for administrative personnel utilized by the Fund. Total reimbursement was $16,444 for the six months ended November 30, 2000.

NOTE 3. INVESTMENTS

For the six months ended November 30, 2000, purchases and sales of investment securities other than short-term investments aggregated $19,315 and $416,915, respectively. As of November 30, 2000, the gross unrealized appreciation for all securities totaled $462,553 and the gross unrealized depreciation for all securities totaled $9,757,334, or a net unrealized depreciation of $9,294,781. The aggregate cost of securities for federal income tax purposes at November 30, 2000, was $11,872,754.

NOTE 4. RESTRICTED SECURITIES AND OTHER ILLIQUID SECURITIES

Investments in restricted securities and investments, where market quotations are not available, are valued at fair value as determined in good faith by the Board of Directors, or a committee composed of members of the Board of Directors of the Fund.

The Fund may acquire portfolio securities called restricted securities, which can be sold only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption from such registration. In addition, other securities held by the Fund may be illiquid which means they cannot be sold or disposed of in the ordinary course of business at approximately the quoted market value of such securities, or in the
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 2000
                           (Unaudited) -- (Continued)
---------------------------------------------------------
absence of such quoted market value, the price at which the fund has valued such securities. The Fund will not invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets.

Restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration thereunder are not subject to the foregoing limitation, unless they are otherwise illiquid.

Certain securities held by the Fund, which were restricted at the time of their acquisition, have been deemed to no longer be restricted for financial statement presentation purposes in reliance upon the provisions of Rule 144 under the Securities Act of 1933.

The Fund normally will be able to purchase restricted securities at a substantial discount from the market value of similar unrestricted securities, but there are certain risks which the Fund will necessarily assume in acquiring restricted securities. The principal risk is that the Fund may have difficulty in disposing of such securities without registration under the Securities Act of 1933, and the Fund will have to bear the risk of market conditions prior to such registration. In the absence of an agreement obtained at the time of purchase of such securities, there can be no assurance that the issuer will register the restricted securities. Furthermore, if the Fund disposes of restricted securities without registration, it may be necessary to sell such shares at a discount similar to or greater than that at which the Fund purchased the shares.

NOTE 5. CARRYOVERS

At November 30, 2000, the Fund had net capital loss carryforwards of approximately $46,077,000, expiring

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 2000
                           (Unaudited) -- (Continued)
---------------------------------------------------------
in 2002 through 2006 and net operating loss carryforwards of approximately $3,847,000, expiring in 2000 through 2015.

NOTE 6. REDEMPTIONS

The Fund reserves the right to make payments for shares redeemed in cash or in kind.

NOTE 7. CAPITAL SHARE TRANSACTIONS

As of November 30, 2000, the total par value and paid in capital totaled $59,514,250.

Transactions in capital stock were as follows:

                                FOR THE
                            SIX MONTHS ENDED       FOR THE YEAR ENDED
                           NOVEMBER 30, 2000          MAY 31, 2000
                          --------------------   ----------------------
                           SHARES     AMOUNT       SHARES      AMOUNT
                          --------   ---------   ----------   ---------
                              (Unaudited)
Shares sold                      0   $       0      523,154   $ 121,933
Shares issued in
 reinvestment of
 dividends                       0           0            0           0
Shares redeemed           (886,732)   (282,196)  (3,304,083)   (955,501)
                          --------   ---------   ----------   ---------
Net decrease              (886,732)  $(282,196)  (2,780,929)  $(833,568)
                          ========   =========   ==========   =========

NOTE 8. CONTINGENCIES

On October 5, 1994, a shareholder of the Fund on behalf of himself and a purported class of others brought an action against the Fund, AHMC, Heiko H. Thieme and Richard K Parker in the United States District Court for the Southern District of New York. Although the Fund cannot now determine the exact amount of the losses incurred by the members of the purported class, the Fund believes that such losses do not exceed $25 million and could be less. The amount of the outstanding shares of the Fund has been rapidly diminishing since 1994.

The Plaintiff made a motion to permit the action to proceed as a class action and in which the Plaintiff would serve as the sole class representative of all persons who acquired shares of the Fund from July 1, 1993 through August 31, 1994. On August 1, 1997, the
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 2000
                           (Unaudited) -- (Continued)
---------------------------------------------------------
Court denied the Plaintiff's Motion. If the Plaintiff were to appeal the Court's denial and if he were to prevail on the appeal as well as the merits of his case, our potential loss could be as much as $25 million, which is substantially more than our assets.

After conferring with our special counsel, we concluded that the substantive allegations of the amended complaint are without merit. Although there can be no assurance of the outcome of the action, based upon our belief, we have not established a reserve for potential losses other than the expense of our defense. We have vigorously defended the action and intend to continue to do so if the Plaintiff proceeds. Our officers and directors are entitled to be indemnified by us to the full extent permitted by law.

The Fund has borne no expenses related to the above litigation for the six months ended November 30, 2000. As of November 30, 2000, the Fund has recovered a total of $171,310 from its insurance carrier relating to prior years expenses.

On August 4, 1995 the Fund commenced an action against Kouri Capital Group, Inc. ("KCG") and Pentti Kouri in the Supreme Court of the State of New York, County of New York. The action was based upon a Stock Purchase Agreement between the Fund and KCG pursuant to which KCG agreed to repurchase certain shares issued thereby and sold to the Fund for $4,400,000. Such obligation of KCG was personally guaranteed by Mr. Kouri. Neither KCG nor Mr. Kouri has honored its or his obligation to the Fund. The Fund sought a recovery in the amount of $4,400,000 plus interest. The defendants denied the substantive allegations of the Complaint and asserted counterclaims which would declare their obligations to the Fund to have been terminated and to obtain damages in excess of $4,400,000. The Fund, after conferring with its special counsel, concluded that the substantive allegations of the counterclaims were without merit. Although there could be no assurance of the outcome of the action, based upon the Fund's belief,

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 2000
                           (Unaudited) -- (Continued)
---------------------------------------------------------
the Fund did not establish a reserve for potential losses other than the expense of its defense of the counter claims. Upon agreement of the parties, the action has been dismissed without prejudice.

The Fund has borne all expenses related to the above litigation. For the six months ended November 30, 2000, there were no expenses relating to the litigation which were borne by the Fund.

NOTE 9. LIQUID SECURITIES AND CERTAIN OTHER RELATED PARTY TRANSACTIONS

Based solely on the reported trading volume, the Fund's investments in the securities of Senetek PLC (Senetek) and ADM Tronics Unlimited, Inc (ADM), which represented 82% and 12% of the Fund's net assets on November 30, 2000, respectively, would not be considered to be liquid. The Fund, however, has determined that the investments are liquid primarily based on reported trading volume and an offer from
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               NOVEMBER 30, 2000
                           (Unaudited) -- (Continued)
---------------------------------------------------------
The Global Opportunity Fund Limited (Global) to purchase up to 1,000,000 shares of the Fund's 1,733,000 shares of Senetek and up to 1,500,000 of the Fund's 2,000,000 shares of ADM at the market price at the time of the purchase. Global is a foreign company. Heiko H. Thieme is the chief executive officer of both Global and the Fund and makes the investment decisions for both of them. Global's offer will remain open until written notification of the withdrawal of the offer is received from Global or the offer is accepted by the Fund. Global has agreed that any litigation with respect to the offer be brought in the courts of New York County in the State of New York or the US District Court for the Southern District of New York and agreed to waive any jurisdictional defense or any defense to the effect the offer and acceptance of it is not enforceable in accordance with its terms. There were no transactions during the six months ended November 30, 2000 between the Fund and Global.

                        THE AMERICAN HERITAGE FUND, INC.
                        FINANCIAL HIGHLIGHTS AND RELATED
                            RATIOS/SUPPLEMENTAL DATA
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                FOR THE
                                              SIX MONTHS
                                                 ENDED                      FOR THE FISCAL YEARS ENDED MAY 31,
                                             NOVEMBER 30,    -----------------------------------------------------------------
                                                 2000           2000         1999         1998          1997          1996
                                             ------------    ----------   ----------   -----------   -----------   -----------
                                              (Unaudited)
Net asset value, beginning of period.......   $     0.27     $     0.28   $     0.93   $      0.83   $      0.76   $      0.63
Income (loss) from investment operations:
  Net investment income (loss).............        (0.04)         (0.04)       (0.04)        (0.04)        (0.03)        (0.02)
  Net gains (losses) on securities (both
    realized and unrealized)...............        (0.01)          0.03        (0.61)         0.14          0.10          0.15
                                              ----------     ----------   ----------   -----------   -----------   -----------
Total from investment operations...........        (0.05)         (0.01)       (0.65)         0.10          0.07          0.13
Less distributions:
  Dividends (from net investment income)...           --             --           --            --            --            --
  Distributions (from capital gains).......           --             --           --            --            --            --
                                              ----------     ----------   ----------   -----------   -----------   -----------
Net asset value, end of period.............   $     0.22     $     0.27   $     0.28   $      0.93   $      0.83   $      0.76
                                              ==========     ==========   ==========   ===========   ===========   ===========
Total return...............................     (18.52)%        (3.57)%     (69.89)%        12.05%         9.21%        20.63%
Net assets, end of period..................   $2,577,157     $3,473,766   $4,348,413   $16,890,738   $18,126,591   $21,429,753
Ratio of expenses to average net assets....       9.14%*          8.37%        8.88%         5.85%         6.42%         6.25%
Ratio of net income (loss) to average net
  assets...................................     (8.65)%*        (7.90)%      (8.67)%       (4.08)%       (4.97)%       (3.53)%
Portfolio turnover rate....................           1%            13%       1,528%        1,180%          470%          606%

* Annualized

   The accompanying notes are an integral part of these financial statements.

                                                THE AMERICAN HERITAGE FUND, INC.
                                                1370 Avenue of the Americas
   ADDRESS CORRECTION REQUESTED                 New York, NY 10019
                                                FIRST CLASS MAIL
                                                U.S. POSTAGE
                                                PAID
                                                JERSEY CITY, NJ
                                                PERMIT NO. 412

                     THE
                     AMERICAN
[LOGO]               HERITAGE
                     FUND, INC.
-------------------------------------
                     SEMI-ANNUAL
                     REPORT
                     November 30,
                     2000

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The American Heritage Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.